Business Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Acquisitions
Business Acquisitions

Solutions Alveo Inc.

On June 22, 2018, the Company completed the acquisition of Solutions Alveo Inc., a company based in Montreal, Canada, which developed an app that helps automate the return process for Shopify merchants. The Company acquired 100 percent of the outstanding shares of Solutions Alveo Inc. The transaction was accounted for as a business combination. The operations of Solutions Alveo Inc. have been consolidated into the Company's results as of the acquisition date.

Tictail, Inc.

On November 19, 2018, the Company completed the acquisition of Tictail, Inc. and all of its subsidiaries (Tictail), a Delaware corporation based in Stockholm, Sweden, which operates an e-commerce platform. The Company acquired 100 percent of the outstanding shares of Tictail in exchange for cash consideration of $17,144. The transaction was accounted for as a business combination. The operations of Tictail have been consolidated into the Company's results as of the acquisition date.

The following table summarizes the final purchase price allocation of the Tictail assets acquired and liabilities assumed at the acquisition date:

Amount $
Net closing working capital:
Cash	1,465
Trade and other receivables	156
Other current assets	1,054
Accounts payable and accrued liabilities	(207)
Other current liabilities	(1,640)
Estimated fair value of identifiable assets acquired:
Acquired technology	1,400
Customer relationships	100
Goodwill	15,125
Deferred tax liability on acquired intangibles	(309)
Total purchase price	17,144

The acquired technology was valued at $1,400 and customer relationships were valued at $100 using a cost approach. The acquired intangibles are being amortized over periods ranging from 1 to 3 years. Goodwill from the Tictail acquisition is primarily attributable to the assembled workforce. None of the goodwill recognized is expected to be deductible for income tax purposes. The deferred tax liability relates to the taxable temporary difference on the acquired intangible assets.

Oberlo UAB

On April 28, 2017, the Company completed the acquisition of Oberlo UAB (Oberlo), a company located in Lithuania that facilitates product sourcing and dropshipping. The Company acquired 100 percent of the outstanding shares of Oberlo in exchange for cash consideration of $17,239. The transaction was accounted for as a business combination. The operations of Oberlo have been consolidated into the Company's results as of the acquisition date.

The following table summarizes the final purchase price allocation of the Oberlo assets acquired and liabilities assumed at the acquisition date:

Amount $
Net closing working capital:
Cash	1,521
Trade and other receivables	1,603
Accounts payable and accrued liabilities	(885)
Estimated fair value of identifiable assets acquired:
Acquired technology	11,590
Customer relationships	395
Goodwill	4,813
Deferred tax liability on acquired intangibles	(1,798)
Total purchase price	17,239

The acquired technology, the Oberlo app, was valued at $11,590 and customer relationships were valued at $395 using a discounted cash flow methodology, and are being amortized over 3 and 2 years, respectively. Goodwill from the Oberlo acquisition is primarily attributable to the expected synergies that will result from integrating the Oberlo solution with the Company's platform, and the acquisition of an assembled workforce. None of the goodwill recognized is expected to be deductible for income tax purposes. The deferred tax liability relates to the taxable temporary difference on the acquired intangible assets.